UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): October 24, 2007

Access Pharmaceuticals, Inc.
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(Exact name of registrant as specified in its charter)

    Delaware                              0-9314                          83-0221517
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(State of Incorporation)    (Commission File Number)   (I.R.S. Employer
                                                                                                Identification No.)

2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
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        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (214) 905-5100
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Item 1.01  Entry into a Material Definitive Agreement
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On October 24, 2007, Access Pharmaceuticals, Inc. ("Access") entered into an amendment to its 7.0% (Subject to Adjustment) Convertible Promissory Notes with Oracle Partners LP, Oracle Institutional Partners LP, SAM Oracle Investments Inc. and Oracle Offshore Ltd. agreeing to extend the maturity date of the notes to November 16, 2007 from October 26, 2007. The principal amount of the notes in the aggregate total $4,015,000.

On October 24, 2007, Access entered into an amendment to its 7.5% Convertible Notes with SCO Capital Partners LLC, Beach Capital LLC and Lake End Capital LLC agreeing to extend the maturity date of the notes to November 15, 2007 from October 25, 2007. The principal amount of the notes in the aggregate total $6,000,000.

All other terms of the notes remain the same.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Access Pharmaceuticals, Inc.
(Registrant)

By:   /s/ Stephen B. Thompson
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       Stephen B. Thompson
       Vice President and
       Chief Financial Officer

Dated October 24, 2007